Exhibit 10.21
NOTE
July 8, 2011
     FOR VALUE RECEIVED, each of the undersigned (each a “Borrower” and collectively the “Borrowers”) hereby promises, jointly and severally, to pay to WELLS FARGO BANK, NATIONAL ASSOCIATION or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each New Vehicle Floorplan Loan from time to time made by the Lender to Sonic Automotive, Inc. (the “Company”) or any New Vehicle Borrower under the Credit Agreement and the principal amount of each Used Vehicle Floorplan Loan from time to time made by the Lender to the Company under that certain Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement, dated as of July 8, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among the Company, certain Subsidiaries of the Company from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, New Vehicle Swing Line Lender, and Used Vehicle Swing Line Lender, and Bank of America, N.A., as Revolving Administrative Agent (in the capacity of collateral agent for the Secured Parties).
     Each Borrower promises, jointly and severally, to pay interest on the unpaid principal amount of each Loan from the date of such New Vehicle Floorplan Loan or Used Vehicle Floorplan Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. Except as otherwise provided in Section 2.03(h) with respect to New Vehicle Floorplan Swing Line Loans, and Section 2.08(f) with respect to Used Vehicle Floorplan Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.
     This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranties and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall (if required by the Credit Agreement) become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. New Vehicle Floorplan Loans and Used Vehicle Floorplan Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its New Vehicle Floorplan Loans and Used Vehicle Floorplan Loans and payments with respect thereto.
     Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.
[Signature page follows.]

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

SONIC AUTOMOTIVE, INC.

By: Name:	\David P. Cosper\ David P. Cosper
Title:	Vice Chairman and Chief Financial Officer
NEW VEHICLE BORROWERS:
ARNGAR, INC.
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE, INC.
FAA SERRAMONTE H, INC.
FAA STEVENS CREEK, INC.
FAA TORRANCE CPJ, INC.
FRANCISCAN MOTORS, INC.
KRAMER MOTORS INCORPORATED
SAI BROKEN ARROW C, LLC
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI FORT MYERS H, LLC
SAI IRONDALE IMPORTS, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI OKLAHOMA CITY H, LLC
SAI ORLANDO CS, LLC
SAI RIVERSIDE C, LLC
SAI ROCKVILLE IMPORTS, LLC
SAI SANTA CLARA K, INC.
SANTA CLARA IMPORTED CARS, INC.

By: Name:	\David P. Cosper\ David P. Cosper
Title:	Vice President and Treasurer

NEW VEHICLE BORROWERS:
SONIC — 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC — LAS VEGAS C WEST, LLC
SONIC — LONE TREE CADILLAC, INC.
SONIC — NEWSOME CHEVROLET WORLD, INC.
SONIC — NEWSOME OF FLORENCE, INC.
SONIC — SHOTTENKIRK, INC.
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC
SONIC TYSONS CORNER H, INC.
SONIC TYSONS CORNER INFINITI, INC.
SONIC-BUENA PARK H, INC.
SONIC-CALABASAS A, INC.
SONIC-CAPITOL CADILLAC, INC.
SONIC-CAPITOL IMPORTS, INC.
SONIC-HARBOR CITY H, INC.
SONIC-PLYMOUTH CADILLAC, INC.
SONIC-VOLVO LV, LLC
STEVENS CREEK CADILLAC, INC.
WINDWARD, INC.

By: Name:	\David P. Cosper\ David P. Cosper
Title:	Vice President and Treasurer
SONIC — LS CHEVROLET, L.P.
By:    SONIC — LS, LLC, as Sole General Partner

By: Name:	\David P. Cosper\ David P. Cosper
Title:	Vice President and Treasurer

NEW VEHICLE BORROWERS:
PHILPOTT MOTORS, LTD.
SONIC — CADILLAC D, L.P.
SONIC — HOUSTON V, L.P.
SONIC — LUTE RILEY, L.P.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE — 3401 N. MAIN, TX, L.P.
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
By:    SONIC OF TEXAS, INC., as Sole General Partner

By: Name:	\David P. Cosper\ David P. Cosper
Title:	Vice President and Treasurer

LOANS AND PAYMENTS WITH RESPECT THERETO

				Amount of	Outstanding
			End of	Principal or	Principal
	Type of Loan	Amount of	Interest	Interest Paid	Balance This	Notation
Date	Made	Loan Made	Period	This Date	Date	Made By